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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                    FILED PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 22, 1999



                              SYRATECH CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        DELAWARE                        1-12624                13-3354944
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
     OF INCORPORATION)                                    IDENTIFICATION NUMBER)

                              175 MCCLELLAN HIGHWAY
                                 EAST BOSTON, MA
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 561-2200


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                                    FORM 8-K

Item 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On November 22, 1999, Syratech Corporation through an indirect wholly-owned real estate trust ("Seller") sold its warehouse property located at 135 American Legion Highway, Revere, Massachusetts to Lyme Properties, LLC ("Buyer") for a price of $29,110,000.00. Simultaneously with the sale of the property, the Buyer leased back to an affiliate of Seller a portion of the Building representing approximately 239,000 square feet for a period of one year.


















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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date:    December 7, 1999           SYRATECH CORPORATION



                                         By: /s/ AMI A. TRAUBER
                                            -------------------------------
                                         Name:  Ami A. Trauber
                                         Title: Vice President and
                                                Chief Financial Officer